F I R S T Q U A R T E R2018 International Headquarters: The Raymond James Financial Center 880 Carillon Parkway // St. Petersburg, FL 33716 800.248.8863 // raymondjames.com © 2018 Raymond James Financial Raymond James® is a registered trademark of Raymond James Financial, Inc. 17-Fin-Rep-0069 EK 2/18 Stock Traded: NEW YORK STOCK EXCHANGE Stock Symbol: RJF corporate profile Raymond James Financial, Inc. (NYSE: RJF) is a leading diversified financial services company providing private client group, capital markets, asset management, banking and other services to individuals, corporations and municipalities. The company has approximately 7,500 financial advisors in 3,000 locations throughout the United States, Canada and overseas. Total client assets are $750 billion. Public since 1983, the firm is listed on the New York Stock Exchange under the symbol RJF. Additional information is available at www.raymondjames.com. (1) The Other segment includes the results of our private equity activities, as well as certain corporate overhead costs of RJF, including the interest costs on our public debt, and the acquisition and integration costs associated with certain acquisitions. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited – in 000s, Except per Share Amounts) Three Months Ended December 31, 2017 December 31, 2016 Revenues: Securities commissions and fees $ 1,103,566 $ 984,385 Investment banking 64,902 61,425 Investment advisory and related administrative fees 142,023 108,243 Interest 231,729 182,782 Account and service fees 184,301 148,791 Net trading profit 19,870 20,555 Other 19,201 22,587 Total revenues 1,765,592 1,528,768 Interest expense (39,431) (35,966) Net revenues 1,726,161 1,492,802 Non-interest expenses: Compensation, commissions and benefits 1,152,767 1,006,467 Communications and information processing 83,731 72,161 Occupancy and equipment costs 49,814 46,052 Business development 33,793 35,362 Investment sub-advisory fees 22,321 19,295 Bank loan loss provision/(benefit) 1,016 (1,040) Acquisition related expenses 3,927 12,666 Other 67,108 94,324 Total non-interest expenses 1,414,477 1,285,287 Income including noncontrolling interests and before provision for income taxes 311,684 207,515 Provision for income taxes 192,401 59,812 Net income including noncontrolling interests 119,283 147,703 Net loss attributable to noncontrolling interests 441 1,136 Net income attributable to Raymond James Financial, Inc. $ 118,842 $ 146,567 Earnings per common share – diluted $ 0.80 $ 1.00 Weighted-average common and common equivalent shares outstanding – diluted 148,261 145,675 Net revenues: Private Client Group $ 1,233,051 $ 1,040,089 Capital Markets 216,665 233,016 Asset Management 150,600 114,082 RJ Bank 165,185 138,015 Other (1) (2,920) (9,643) Intersegment eliminations (36,420) (22,757) Total net revenues $ 1,726,161 $ 1,492,802 Pre-tax income/loss (excluding noncontrolling interests): Private Client Group $ 155,063 $ 73,358 Capital Markets 4,807 21,444 Asset Management 57,399 41,909 RJ Bank 114,155 104,121 Other (1) (20,181) (34,453) Pre-tax income (excluding noncontrolling interests) $ 311,243 $ 206,379 CONSOLIDATED RESULTS BY SEGMENT (unaudited – in 000s) CLIENT FIRST. INTEGRITY. INDEPENDENCE. CONSERVATISM.

Dear Fellow Shareholders, During the fiscal first quarter of 2018, the S&P 500 index reached a new record and finished with its ninth consecutive quarter of appreciation. Strong earnings growth and the faster- than-anticipated enactment of tax reform fueled optimism in the equity markets. This constructive market environment, coupled with our firm’s strong organic growth, helped us generate record net revenues of $1.73 billion for the fiscal first quarter ended December 31, 2017, reflecting growth of 16% over the prior year’s fiscal first quarter and 2% over the preceding quarter. Quarterly net income of $118.8 million, or $0.80 per diluted share, was negatively affected by the estimated $117 million discrete impact of the Tax Cuts and Jobs Act, which was primarily attributable to the remeasurement of deferred tax assets on our balance sheet that are now less valuable given lower corporate tax rates. However, we expect reduced taxes to be a significant tailwind for our financial results going forward. We also expect our results to be aided by ending the quarter with records for client assets under administration of $727.2 billion, Private Client Group financial advisors of 7,537, financial assets under administration of $130.3 billion, and net loans at Raymond James Bank of $17.7 billion. Turning to segment results, the Private Client Group (PCG), Asset Management and Raymond James Bank segments all generated record net revenues and pre-tax income during the quarter. PCG’s quarterly net revenues of $1.23 billion improved 19% over the prior year’s fiscal first quarter and 5% over the preceding quarter. Quarterly pre-tax income of $155.1 million increased 111% over the prior year’s fiscal first quarter, which included a $30 million legal charge, and 9% over the preceding quarter. Results in PCG continued to be lifted by growth of assets in fee-based accounts, which increased 32% over the prior year and 8% over the preceding quarter, and ended the quarter representing 46% of the segment’s total client assets. Higher short-term interest rates also contributed to the segment’s record results, and we expect the increase in the federal funds rate in mid-December to provide an incremental benefit to the segment’s results going forward. Most importantly for PCG and the firm overall, we continue to experience very good success retaining our existing financial advisors and recruiting new financial advisors to our platform. The Asset Management segment produced record quarterly net revenues of $150.6 million, up 32% over the prior year’s fiscal first quarter and 15% over the preceding quarter. The segment’s record quarterly pre-tax income of $57.4 million improved 37% compared to the prior year’s fiscal first quarter and 18% compared to the preceding quarter. Record quarterly results in the segment were bolstered by record financial assets under management, which ended the quarter at $130.3 billion. The increase in financial assets under management was driven by strong organic growth, market appreciation, and the acquisition of Scout Investments and its Reams Asset Management division, which closed in November and added approximately $27 billion of balances. We are excited to welcome the Scout and Reams teams to the Raymond James family, and optimistic that this acquisition will facilitate the profitable growth of Carillon Tower Advisers by expanding its product offering and increasing its scale. Raymond James Bank generated record quarterly net revenues of $165.2 million and pre-tax income of $114.2 million. The bank’s results were lifted by loan growth, continued credit improvement in the loan portfolio, and the expansion of the available-for-sale, agency-backed securities portfolio. We have maintained a disciplined and client-focused approach to growing the loan portfolio, which has led to attractive growth of residential mortgage loans and securities-based loans to clients in PCG as well as growth of tax-exempt loans to our public finance clients. The Capital Markets segment generated quarterly net revenues of $216.7 million, which declined 7% compared to the prior year’s fiscal first quarter and 18% compared to the preceding quarter. The decline in revenues caused the segment’s quarterly pre-tax income to decrease to $4.8 million. Results in the Capital Markets segment were negatively impacted by a large sequential decrease in investment banking revenues following a very strong fourth quarter of fiscal 2017. The weakness in investment banking revenues during the quarter was primarily attributable to the timing of closings. We remain optimistic about activity levels for equity underwriting and M&A advisory, although the Public Finance and Tax Credit Funds businesses will likely be challenged in the near term until that market gains more clarity on the pricing of tax-advantaged investments following tax reform. Also contributing to the challenging quarter for the Capital Markets segment was a 15% year-over-year decline in institutional equity and fixed income commissions, which was largely driven by low equity market and interest rate volatility. We also earned several notable awards, recognitions and accolades during the first quarter. In PCG, seven Raymond James advisors were named to Working Mother magazine’s inaugural list of the Top Wealth Adviser Moms. In November, EVP of Technology and Operations Bella Allaire and financial advisor Sacha Millstone were named as InvestmentNews Women to Watch. Also during the quarter, Raymond James’ Practice Management Group was named a winner in WealthManagement.com’s Industry Awards for its Practice Intelligence Toolkits Campaign. Noting that he could not have achieved this recognition without the quality people at Raymond James, Chairman Emeritus Tom James was recognized by InvestmentNews as one of two icons on its 2017 list of Icons & Innovators. Raymond James Investment Banking won three “Deal of the Year” awards from The M&A Advisor: Financials Deal of the Year (under $250mm), Cross Border Deal of the Year ($100mm-$500mm) and Private Equity Deal of the Year ($100mm-$250mm). We also continued to expand our cross- border M&A capabilities with a new Global Technology & Services Investment Banking team in London. In addition, we also added a Washington policy analyst to our Equity Research team. Our mission statement emphasizes the importance of giving back to our communities. During the quarter, we raised more than $6 million for communities across the country through associate contributions and a company match to our annual United Way campaign. Additionally, Raymond James associates raised more than $250,000 for American Heart Association’s Tampa Bay Heart Walk. Former Raymond James executive Lynn Pippenger was named Philanthropist of the Year by the Suncoast Chapter of the Association of Fundraising Professionals. The fiscal first quarter of 2018 was certainly a strong start to the fiscal year, and we entered the fiscal second quarter with several tailwinds including records for most of our key business metrics, equity markets near record levels, lower corporate taxes and higher short-term interest rates. However, the sudden surge in equity market volatility in February is a reminder that corrections are inevitable following multi-year bull markets. This fact reinforces the importance of staying the course and always maintaining a conservative, long-term focus on serving clients, who also should maintain their sights on long-term investment results. Fortunately, given our solid capital base and our strong strategic positioning in all of our core businesses, we are confident that we are poised to continue delivering relative outperformance for our shareholders in any market environment. Thank you for your confidence in Raymond James Financial. Certain statements made in this letter may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions, demand for and pricing of our products, acquisitions and divestitures, anticipated results of litigation and regulatory developments or general economic conditions. In addition, words such as “expects,” and future or conditional verbs such as “will” and “should,” as well as any other statement that necessarily depends on future events, are intended to identify forward- looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise. R AYMOND JAMES FINANCIAL FIRST QUARTER REPORT 2018 December 31, 2017 September 30, 2017 Assets: Cash and cash equivalents $3,897,529 $3,669,672 Assets segregated pursuant to regulations and other segregated assets 3,569,414 3,476,085 Securities purchased under agreements to resell 307,742 404,462 Financial instruments 3,737,243 3,491,079 Receivables 4,602,889 4,699,152 Bank loans, net 17,697,298 17,006,795 Property & equipment, net 454,115 437,374 Other assets 1,818,669 1,698,837 Total assets $36,084,899 $34,883,456 Liabilities and equity: Financial instruments sold but not yet purchased $213,024 $221,449 Securities sold under agreements to repurchase 229,036 220,942 Payables 6,882,346 6,535,541 Bank deposits 18,725,545 17,732,362 Other borrowings 1,532,826 1,514,012 Senior notes payable 1,548,975 1,548,839 Other liabilities 1,150,192 1,416,960 Total liabilities $30,281,944 $29,190,105 Total equity attributable to Raymond James Financial, Inc. 5,696,748 5,581,713 Noncontrolling interests 106,207 111,638 Total equity $5,802,955 $5,693,351 Total liabilities and equity $36,084,899 $34,883,456 CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (Unaudited – in 000s) Sincerely, Paul C. Reilly Chairman, CEO February 20, 2018

Dear Fellow Shareholders, During the fiscal first quarter of 2018, the S&P 500 index reached a new record and finished with its ninth consecutive quarter of appreciation. Strong earnings growth and the faster- than-anticipated enactment of tax reform fueled optimism in the equity markets. This constructive market environment, coupled with our firm’s strong organic growth, helped us generate record net revenues of $1.73 billion for the fiscal first quarter ended December 31, 2017, reflecting growth of 16% over the prior year’s fiscal first quarter and 2% over the preceding quarter. Quarterly net income of $118.8 million, or $0.80 per diluted share, was negatively affected by the estimated $117 million discrete impact of the Tax Cuts and Jobs Act, which was primarily attributable to the remeasurement of deferred tax assets on our balance sheet that are now less valuable given lower corporate tax rates. However, we expect reduced taxes to be a significant tailwind for our financial results going forward. We also expect our results to be aided by ending the quarter with records for client assets under administration of $727.2 billion, Private Client Group financial advisors of 7,537, financial assets under administration of $130.3 billion, and net loans at Raymond James Bank of $17.7 billion. Turning to segment results, the Private Client Group (PCG), Asset Management and Raymond James Bank segments all generated record net revenues and pre-tax income during the quarter. PCG’s quarterly net revenues of $1.23 billion improved 19% over the prior year’s fiscal first quarter and 5% over the preceding quarter. Quarterly pre-tax income of $155.1 million increased 111% over the prior year’s fiscal first quarter, which included a $30 million legal charge, and 9% over the preceding quarter. Results in PCG continued to be lifted by growth of assets in fee-based accounts, which increased 32% over the prior year and 8% over the preceding quarter, and ended the quarter representing 46% of the segment’s total client assets. Higher short-term interest rates also contributed to the segment’s record results, and we expect the increase in the federal funds rate in mid-December to provide an incremental benefit to the segment’s results going forward. Most importantly for PCG and the firm overall, we continue to experience very good success retaining our existing financial advisors and recruiting new financial advisors to our platform. The Asset Management segment produced record quarterly net revenues of $150.6 million, up 32% over the prior year’s fiscal first quarter and 15% over the preceding quarter. The segment’s record quarterly pre-tax income of $57.4 million improved 37% compared to the prior year’s fiscal first quarter and 18% compared to the preceding quarter. Record quarterly results in the segment were bolstered by record financial assets under management, which ended the quarter at $130.3 billion. The increase in financial assets under management was driven by strong organic growth, market appreciation, and the acquisition of Scout Investments and its Reams Asset Management division, which closed in November and added approximately $27 billion of balances. We are excited to welcome the Scout and Reams teams to the Raymond James family, and optimistic that this acquisition will facilitate the profitable growth of Carillon Tower Advisers by expanding its product offering and increasing its scale. Raymond James Bank generated record quarterly net revenues of $165.2 million and pre-tax income of $114.2 million. The bank’s results were lifted by loan growth, continued credit improvement in the loan portfolio, and the expansion of the available-for-sale, agency-backed securities portfolio. We have maintained a disciplined and client-focused approach to growing the loan portfolio, which has led to attractive growth of residential mortgage loans and securities-based loans to clients in PCG as well as growth of tax-exempt loans to our public finance clients. The Capital Markets segment generated quarterly net revenues of $216.7 million, which declined 7% compared to the prior year’s fiscal first quarter and 18% compared to the preceding quarter. The decline in revenues caused the segment’s quarterly pre-tax income to decrease to $4.8 million. Results in the Capital Markets segment were negatively impacted by a large sequential decrease in investment banking revenues following a very strong fourth quarter of fiscal 2017. The weakness in investment banking revenues during the quarter was primarily attributable to the timing of closings. We remain optimistic about activity levels for equity underwriting and M&A advisory, although the Public Finance and Tax Credit Funds businesses will likely be challenged in the near term until that market gains more clarity on the pricing of tax-advantaged investments following tax reform. Also contributing to the challenging quarter for the Capital Markets segment was a 15% year-over-year decline in institutional equity and fixed income commissions, which was largely driven by low equity market and interest rate volatility. We also earned several notable awards, recognitions and accolades during the first quarter. In PCG, seven Raymond James advisors were named to Working Mother magazine’s inaugural list of the Top Wealth Adviser Moms. In November, EVP of Technology and Operations Bella Allaire and financial advisor Sacha Millstone were named as InvestmentNews Women to Watch. Also during the quarter, Raymond James’ Practice Management Group was named a winner in WealthManagement.com’s Industry Awards for its Practice Intelligence Toolkits Campaign. Noting that he could not have achieved this recognition without the quality people at Raymond James, Chairman Emeritus Tom James was recognized by InvestmentNews as one of two icons on its 2017 list of Icons & Innovators. Raymond James Investment Banking won three “Deal of the Year” awards from The M&A Advisor: Financials Deal of the Year (under $250mm), Cross Border Deal of the Year ($100mm-$500mm) and Private Equity Deal of the Year ($100mm-$250mm). We also continued to expand our cross- border M&A capabilities with a new Global Technology & Services Investment Banking team in London. In addition, we also added a Washington policy analyst to our Equity Research team. Our mission statement emphasizes the importance of giving back to our communities. During the quarter, we raised more than $6 million for communities across the country through associate contributions and a company match to our annual United Way campaign. Additionally, Raymond James associates raised more than $250,000 for American Heart Association’s Tampa Bay Heart Walk. Former Raymond James executive Lynn Pippenger was named Philanthropist of the Year by the Suncoast Chapter of the Association of Fundraising Professionals. The fiscal first quarter of 2018 was certainly a strong start to the fiscal year, and we entered the fiscal second quarter with several tailwinds including records for most of our key business metrics, equity markets near record levels, lower corporate taxes and higher short-term interest rates. However, the sudden surge in equity market volatility in February is a reminder that corrections are inevitable following multi-year bull markets. This fact reinforces the importance of staying the course and always maintaining a conservative, long-term focus on serving clients, who also should maintain their sights on long-term investment results. Fortunately, given our solid capital base and our strong strategic positioning in all of our core businesses, we are confident that we are poised to continue delivering relative outperformance for our shareholders in any market environment. Thank you for your confidence in Raymond James Financial. Certain statements made in this letter may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions, demand for and pricing of our products, acquisitions and divestitures, anticipated results of litigation and regulatory developments or general economic conditions. In addition, words such as “expects,” and future or conditional verbs such as “will” and “should,” as well as any other statement that necessarily depends on future events, are intended to identify forward- looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise. R AYMOND JAMES FINANCIAL FIRST QUARTER REPORT 2018 December 31, 2017 September 30, 2017 Assets: Cash and cash equivalents $3,897,529 $3,669,672 Assets segregated pursuant to regulations and other segregated assets 3,569,414 3,476,085 Securities purchased under agreements to resell 307,742 404,462 Financial instruments 3,737,243 3,491,079 Receivables 4,602,889 4,699,152 Bank loans, net 17,697,298 17,006,795 Property & equipment, net 454,115 437,374 Other assets 1,818,669 1,698,837 Total assets $36,084,899 $34,883,456 Liabilities and equity: Financial instruments sold but not yet purchased $213,024 $221,449 Securities sold under agreements to repurchase 229,036 220,942 Payables 6,882,346 6,535,541 Bank deposits 18,725,545 17,732,362 Other borrowings 1,532,826 1,514,012 Senior notes payable 1,548,975 1,548,839 Other liabilities 1,150,192 1,416,960 Total liabilities $30,281,944 $29,190,105 Total equity attributable to Raymond James Financial, Inc. 5,696,748 5,581,713 Noncontrolling interests 106,207 111,638 Total equity $5,802,955 $5,693,351 Total liabilities and equity $36,084,899 $34,883,456 CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (Unaudited – in 000s) Sincerely, Paul C. Reilly Chairman, CEO February 20, 2018

F I R S T Q U A R T E R2018 International Headquarters: The Raymond James Financial Center 880 Carillon Parkway // St. Petersburg, FL 33716 800.248.8863 // raymondjames.com © 2018 Raymond James Financial Raymond James® is a registered trademark of Raymond James Financial, Inc. 17-Fin-Rep-0069 EK 2/18 Stock Traded: NEW YORK STOCK EXCHANGE Stock Symbol: RJF corporate profile Raymond James Financial, Inc. (NYSE: RJF) is a leading diversified financial services company providing private client group, capital markets, asset management, banking and other services to individuals, corporations and municipalities. The company has approximately 7,500 financial advisors in 3,000 locations throughout the United States, Canada and overseas. Total client assets are $750 billion. Public since 1983, the firm is listed on the New York Stock Exchange under the symbol RJF. Additional information is available at www.raymondjames.com. (1) The Other segment includes the results of our private equity activities, as well as certain corporate overhead costs of RJF, including the interest costs on our public debt, and the acquisition and integration costs associated with certain acquisitions. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited – in 000s, Except per Share Amounts) Three Months Ended December 31, 2017 December 31, 2016 Revenues: Securities commissions and fees $ 1,103,566 $ 984,385 Investment banking 64,902 61,425 Investment advisory and related administrative fees 142,023 108,243 Interest 231,729 182,782 Account and service fees 184,301 148,791 Net trading profit 19,870 20,555 Other 19,201 22,587 Total revenues 1,765,592 1,528,768 Interest expense (39,431) (35,966) Net revenues 1,726,161 1,492,802 Non-interest expenses: Compensation, commissions and benefits 1,152,767 1,006,467 Communications and information processing 83,731 72,161 Occupancy and equipment costs 49,814 46,052 Business development 33,793 35,362 Investment sub-advisory fees 22,321 19,295 Bank loan loss provision/(benefit) 1,016 (1,040) Acquisition related expenses 3,927 12,666 Other 67,108 94,324 Total non-interest expenses 1,414,477 1,285,287 Income including noncontrolling interests and before provision for income taxes 311,684 207,515 Provision for income taxes 192,401 59,812 Net income including noncontrolling interests 119,283 147,703 Net loss attributable to noncontrolling interests 441 1,136 Net income attributable to Raymond James Financial, Inc. $ 118,842 $ 146,567 Earnings per common share – diluted $ 0.80 $ 1.00 Weighted-average common and common equivalent shares outstanding – diluted 148,261 145,675 Net revenues: Private Client Group $ 1,233,051 $ 1,040,089 Capital Markets 216,665 233,016 Asset Management 150,600 114,082 RJ Bank 165,185 138,015 Other (1) (2,920) (9,643) Intersegment eliminations (36,420) (22,757) Total net revenues $ 1,726,161 $ 1,492,802 Pre-tax income/loss (excluding noncontrolling interests): Private Client Group $ 155,063 $ 73,358 Capital Markets 4,807 21,444 Asset Management 57,399 41,909 RJ Bank 114,155 104,121 Other (1) (20,181) (34,453) Pre-tax income (excluding noncontrolling interests) $ 311,243 $ 206,379 CONSOLIDATED RESULTS BY SEGMENT (unaudited – in 000s) CLIENT FIRST. INTEGRITY. INDEPENDENCE. CONSERVATISM.

F I R S T Q U A R T E R2018 International Headquarters: The Raymond James Financial Center 880 Carillon Parkway // St. Petersburg, FL 33716 800.248.8863 // raymondjames.com © 2018 Raymond James Financial Raymond James® is a registered trademark of Raymond James Financial, Inc. 17-Fin-Rep-0069 EK 2/18 Stock Traded: NEW YORK STOCK EXCHANGE Stock Symbol: RJF corporate profile Raymond James Financial, Inc. (NYSE: RJF) is a leading diversified financial services company providing private client group, capital markets, asset management, banking and other services to individuals, corporations and municipalities. The company has approximately 7,500 financial advisors in 3,000 locations throughout the United States, Canada and overseas. Total client assets are $750 billion. Public since 1983, the firm is listed on the New York Stock Exchange under the symbol RJF. Additional information is available at www.raymondjames.com. (1) The Other segment includes the results of our private equity activities, as well as certain corporate overhead costs of RJF, including the interest costs on our public debt, and the acquisition and integration costs associated with certain acquisitions. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited – in 000s, Except per Share Amounts) Three Months Ended December 31, 2017 December 31, 2016 Revenues: Securities commissions and fees $ 1,103,566 $ 984,385 Investment banking 64,902 61,425 Investment advisory and related administrative fees 142,023 108,243 Interest 231,729 182,782 Account and service fees 184,301 148,791 Net trading profit 19,870 20,555 Other 19,201 22,587 Total revenues 1,765,592 1,528,768 Interest expense (39,431) (35,966) Net revenues 1,726,161 1,492,802 Non-interest expenses: Compensation, commissions and benefits 1,152,767 1,006,467 Communications and information processing 83,731 72,161 Occupancy and equipment costs 49,814 46,052 Business development 33,793 35,362 Investment sub-advisory fees 22,321 19,295 Bank loan loss provision/(benefit) 1,016 (1,040) Acquisition related expenses 3,927 12,666 Other 67,108 94,324 Total non-interest expenses 1,414,477 1,285,287 Income including noncontrolling interests and before provision for income taxes 311,684 207,515 Provision for income taxes 192,401 59,812 Net income including noncontrolling interests 119,283 147,703 Net loss attributable to noncontrolling interests 441 1,136 Net income attributable to Raymond James Financial, Inc. $ 118,842 $ 146,567 Earnings per common share – diluted $ 0.80 $ 1.00 Weighted-average common and common equivalent shares outstanding – diluted 148,261 145,675 Net revenues: Private Client Group $ 1,233,051 $ 1,040,089 Capital Markets 216,665 233,016 Asset Management 150,600 114,082 RJ Bank 165,185 138,015 Other (1) (2,920) (9,643) Intersegment eliminations (36,420) (22,757) Total net revenues $ 1,726,161 $ 1,492,802 Pre-tax income/loss (excluding noncontrolling interests): Private Client Group $ 155,063 $ 73,358 Capital Markets 4,807 21,444 Asset Management 57,399 41,909 RJ Bank 114,155 104,121 Other (1) (20,181) (34,453) Pre-tax income (excluding noncontrolling interests) $ 311,243 $ 206,379 CONSOLIDATED RESULTS BY SEGMENT (unaudited – in 000s) CLIENT FIRST. INTEGRITY. INDEPENDENCE. CONSERVATISM.